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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 23, 1998



                               USABANCSHARES, INC.
               (Exact name of registrant as specified in charter)


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
              Pennsylvania                                   000-27244                                   23-2806495
----------------------------------------------         ------------------------            ------------------------------------
(State or other jurisdiction of Incorporation)         (Commission File Number)            (IRS Employer Identification Number)



   One Lincoln Plaza, 1535 Locust Street, Philadelphia PA                                        19102
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         (Address of principal executive offices)                                              (Zip Code)

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         Registrant's telephone number, including area code 215-569-4200





                        This document consists of 5 pages
                         Exhibit Index appears at Page 4


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Item 5.  Other Events

         On July 23, 1998, the Board of Directors of the Registrant declared a dividend on its issued and outstanding common stock in the amount of thirty-three percent (33%), payable in shares of common stock to holders of record of the issued and outstanding shares of the Registrant's common stock on August 3, 1998. The stock dividend shall be payable on August 17, 1998. No fractional shares will be issued in connection with such dividend.

         The Registrant issued a press release regarding the stock dividend on July 23, 1998, a copy of which is attached hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99       Press Release of the Registrant, dated July 23, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 USABANCSHARES, INC.



Date: July 27, 1998              By: /s/
                                     ------------------------------------------
                                 Name:    Kenneth L. Tepper
                                 Title:   President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.
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99                         Press Release dated July 23, 1998



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